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                                                                 Exhibit 10.15

                                 LOCK-UP AGREEMENT

                                ____________, 1997



Sterne, Agee & Leach, Inc.
1901 Sixth Avenue North
Suite 2100
Birmingham, Alabama 35203

Gentlemen:

        In order to induce you and 2Connect Express, Inc., a Florida corporation (the "Company"), to enter into an underwriting agreement with respect to the public offering (the "Offering") of up to 977,500 Units ("Units"), each Unit of which consists of three (3) shares of Common Stock, par value $.01 per share ("Common Stock"), and one (1) Common Stock Purchase Warrant ("Warrant") (including 127,500 Units issuable solely to cover over-allotments, if any) of the Company, I hereby agree that for the period of 18 months commencing on the date on which the Company's registration statement, filed with respect to the Offering, under the Securities Act of 1933, as amended (the "Act"), becomes effective under the Act, I will not, without your prior written consent, publicly offer, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any Units or any shares of Common Stock or any security or other instrument which by its terms is convertible into, or exercisable for, shares of Common Stock or other securities of the Company, including, without limitation, any shares of Common Stock issuable pursuant to the terms of any employee stock options other than as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction, or with the prior written consent of Sterne, Agee & Leach, Inc. In order to enable you to enforce the aforesaid restrictions on transfer, I hereby agree that the Company may impose stop-transfer instructions with respect to the securities of the Company owned beneficially or of record by me, and affix to the certificates evidencing such securities a restrictive legend to such effect, in each case until the end of such 18 month period.

        This letter agreement shall be governed by, and construed in accordance with, the laws of the State of Alabama, without giving effect to conflict of law principles.


                                        ________________________________________
                                        Signature


                                        ________________________________________
                                        Name (please print or type)


                                        ________________________________________
                                        Address (please print or type)


                                        ________________________________________
                                        Print Social Security Number